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Line of Credit Documents with Merrill Lynch Business Financial Services, Inc.
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                                                Merrill Lynch
                                                Business Financial Services Inc.
                                                33 West Monroe Street
                                                22nd Floor
                                                Chicago. Illinois 60603
                                                312 2691384
                                                FAX 312 845 9093

Merrill Lynch                                   Denise M. Glab
                                                Credit Analyst

                                                February 16, 1996

DCC Compact Classics Inc.
9301 Jordan Avenue
Suite 105
Chatsworth, CA 91311

Attention: Mr. Marshall Blonstein

Re:   WORKING CAPITAL MANAGEMENT ACCOUNT ("WCMA") No. 230-07N09
      ---------------------------------------------------------

Gentlemen:

It is our pleasure to inform you that we have approved an extension of your WCMA Line of Credit

As extended, the new Maturity Date for your WCMA Line of Credit will be February 28, 1997, with all other terms and conditions of our agreements remaining unchanged.

In connection with this extension, a $1,500.00 fee will be charged to your WCMA Account.

With so many institutions offering financial services today, we realize that you have a choice and we thank you for choosing Merrill Lynch. You are a very important client to us and we hope that the WCMA Line of Credit has provided better control of your working capital and helped enhance your company's bottom line. In addition to the WCMA Line of Credit, Merrill Lynch offers a broad range of products and services to our business clients including:

      Term Financing: Equipment Purchases, Fixed Asset Acquisitions and ESOP Financing;

      Business Advisory Services: Business Valuations. Private Placements, ESOP Advisory, Acquisition Advisory and Sale of Business; and

      Business   Investment   Services:   Strategies  for  Short-term  and
      Intermediate-term investments.

Again, we are pleased to provide you with an extension of your WCMA Line of Credit and would enjoy discussing additional business services with you in greater detail. If you have any questions, please contact Ed Lanchantin at (213) 236-2077.

Sincerely,

/s/ Denise M. Glab
---------------------
Denise M Glab
Credit Analyst

jc
cc    Marianne  Youngkheerre  - MLPF&S - Los  Angeles,  CA (LA)
      Ed  Lanchantin - MLBFS - Los Angeles, CA